UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03534

Name of Fund: Ready Assets U.S.A. Government Money Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Ready Assets U.S.A. Government Money Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2013

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Summit Cash Reserves Fund | of BlackRock Financial Institutions Series Trust

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012

	6-month	12-month
US large cap equities	2.16%	15.21%
(S&P 500® Index)
US small cap equities	0.95	12.08
(Russell 2000® Index)
International equities	2.12	4.61
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	(1.25)	2.63
(MSCI Emerging Markets
Index)
3-month Treasury bill	0.06	0.08
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	3.49	7.46
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	2.75	5.25
bonds (Barclays
US Aggregate
Bond Index)
Tax exempt municipal	3.65	9.57
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.24	13.58
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Over view

For the Six-Month Period Ended October 31, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended October 31, 2012. During the period, policymakers stated that they anticipate exceptionally low short-term rates will be warranted at least through mid-2015.

In the United States, sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulative measures during the period. In late June, the FOMC announced an extension of “Operation Twist” through the end of 2012. The program involves the US Federal Reserve selling short-dated US Treasury securities while purchasing an equal amount of longer-dated Treasury notes. While the program has helped keep long-term Treasury rates anchored, one consequence has been higher funding costs in the repurchase agreement (“repo”) market for dealers who have been forced to hold large inventories of short-dated US Treasuries. This has benefited short-term investors who have seen repo rates nearly double this year. So it follows that Operation Twist has led to a direct increase in short-term US Treasury yields. Three-month US Treasury bill yields, for instance, averaged 0.092% over the six months ended October 31, 2012, in contrast to an average yield of 0.046% in the previous six-month period.

In September 2012, the FOMC announced another stimulus program that would expand the US Treasury’s balance sheet for the third time since the onset of the financial crisis in September 2008; however, it was the first program to be “open-ended” in terms of size. As part of this program, the FOMC committed to purchasing approximately $40 billion of agency mortgage-backed securities (“MBS”) per month until the US labor market exhibits substantial improvement. In addition, the FOMC will continue to reinvest principal from the Federal Reserve’s existing holdings of agency MBS, bringing total monthly purchases to nearly $85 billion. The FOMC has stated that a higher rate of inflation would be acceptable in order to achieve economic expansion and employment growth. The FOMC’s stimulus programs over the past four years have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $2.8 trillion.

In Europe, as finance ministers work toward fiscal integration of the euro bloc countries, economies across the region face severe headwinds. Unemployment rates have been hovering near historical highs and sovereign bond prices in peripheral countries have been volatile and altogether weak. In July, the European Central Bank (“ECB”) cut the main refinancing rate to 0.75%. The central bank also cut its deposit rate from 0.25% to zero to encourage euro area banks to originate new loans rather than leave idle balances on reserve at the central bank. In early September, the ECB announced a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries subject to stringent conditions set forth under the program.

Taken together, central bank actions have eased liquidity strains in the funding markets. In fact, many issuers are fully funded through the end of 2012. During the six-month period, credit spreads compressed and US dollar London Interbank Offered Rates (“LIBOR”) moved lower across the curve. The sharpest drop came in the three-month LIBOR, which fell 15 basis points over the period to 0.313% as of October 31, 2012.

In the short-term tax-exempt market, yields rose steadily leading up to the April 15th tax filing deadline, and declined throughout the summer months due to strong cash inflows resulting from the reinvestment of bond coupon payments and maturities. This is a typical seasonal pattern for yields as increasing demand for variable rate demand notes (“VRDNs”) meets a decreasing-supply environment at this time of year. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality VRDN securities (as calculated by Municipal Market Data), reached a year-to-date high of 0.26% on April 18th and ended the period at 0.21% as of October 31st.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market.

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of letters of credit on VRDNs. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.22% as of October 31, 2012, representing only a nominal premium for the extension risk over VRDNs.

Tax-exempt money fund industry assets declined 2.4% during the six-month period ended October 31, 2012 to $266 billion.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Information as of October 31, 2012

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

	7-Day SEC Yields	7-Day Yields
Investor A	0.00%	0.00%
Investor B	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	34%
Certificates of Deposit	33
Municipal Bonds	12
US Treasury Obligations	10
Repurchase Agreements	6
US Government Sponsored Agency Obligations	4
Corporate Notes	1
Total	100%

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
US Treasury Obligations	100%

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S.A. Government Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S.A. Government Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	65%
US Treasury Obligations	34
Other Assets Less Liabilities	1
Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, distribution and/or service fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on May 1, 2012 and held through October 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples below provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class, if applicable, under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

Actual				Hypothetical [2]
Beginning Account Value May 1, 2012		Ending Account Value October 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Summit
Cash Reserves Fund
Investor A	$1,000.00	$1,000.00	$1.56	$1,000.00	$1,023.64	$1.58	0.31%
Investor B	$1,000.00	$1,000.00	$1.56	$1,000.00	$1,023.64	$1.58	0.31%
Ready Assets U.S.
Treasury Money
Fund	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.71	$0.56	0.11%
Ready Assets U.S.A.
Government
Money Fund	$1,000.00	$1,000.00	$0.91	$1,000.00	$1,024.31	$0.92	0.18%
[1]	For each Fund, and each share class, if applicable, expenses are equal to the annualized expense ratio for the Fund or class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Summit Cash Reserves Fund
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Euro — 1.6%
National Australia Bank Ltd., London,
0.48%, 4/10/13	$1,000	$1,000,000
Yankee (a) — 31.0%
Bank of Montreal, Chicago:
0.28%, 12/20/12	1,000	1,000,000
0.43%, 7/17/13 (b)	500	500,000
0.39%, 11/12/13 (b)	500	500,000
Bank of Nova Scotia, Houston (b):
0.31%, 2/11/13	500	500,000
0.26%, 2/15/13	1,000	1,000,000
0.41%, 11/01/13	500	500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY:
0.43%, 11/14/12	500	500,000
0.41%, 11/30/12	1,000	1,000,040
0.48%, 1/24/13	500	500,000
BNP Paribas, NY:
0.38%, 12/04/12	500	500,000
0.42%, 1/02/13	500	500,000
Credit Industriel ET Commercial, NY,
0.44%, 12/04/12	500	500,000
Credit Suisse, NY, 0.32%, 2/04/13	500	500,000
National Bank of Canada, NY, 0.31%, 1/11/13	1,000	1,000,000
Natixis, NY, 0.58%, 1/03/13	500	500,000
Norinchukin Bank, NY, 0.17%, 11/07/12	1,000	1,000,000
Rabobank Nederland NV, NY (b):
0.43%, 1/18/13	1,000	1,000,000
0.50%, 6/18/13	500	500,000
0.31%, 10/29/13	1,000	1,000,000
Royal Bank of Canada, NY, 0.45%. 5/16/13 (b)	500	500,000
Societe Generale, NY:
0.46%, 12/03/12	500	500,000
0.58%, 1/03/13	1,000	1,000,000
Sumitomo Mitsui Banking Corp., NY:
0.43%, 1/15/13	1,000	1,000,000
0.32%, 2/01/13	1,000	1,000,000
0.39%, 2/13/13	500	500,000
Toronto-Dominion Bank, NY, 0.32%, 3/18/13	1,000	1,000,000
Westpac Banking Corp., 0.42%, 7/10/13 (b)	500	500,000
		19,000,040
Total Certificates of Deposit — 32.6%		20,000,040

Commercial Paper
Aspen Funding Corp., 0.40%, 11/26/12 (c)	1,030	1,029,714
Atlantis One Funding Corp. (c):
0.18%, 11/02/12	1,500	1,499,993
0.34%, 12/07/12	1,000	999,660

Commercial Paper	Par (000)	Value
Australia & New Zealand Banking,
0.41%, 11/12/13 (b)	$500	$500,000
Commonwealth Bank of Australia:
0.19%, 11/21/12 (c)	1,000	999,895
0.35%, 1/14/13 (b)	500	500,000
Erste Abwicklungsanstalt, 0.52%, 11/19/12 (c)	635	634,835
Gemini Securitization Corp. LLC,
0.36%, 12/03/12 (c)	1,000	999,680
HSBC Bank Plc, 0.66%, 4/25/13 (c)	1,000	996,811
ING (US) Funding LLC (c):
0.36%, 11/05/12	1,000	999,960
0.38%, 11/16/12	1,500	1,499,763
Nieuw Amsterdam Receivables Corp. (c):
0.31%, 11/02/12	1,000	999,991
0.25%, 1/14/13	1,000	999,486
Nordea North America, Inc., 0.24%, 1/15/13 (c)	1,000	999,500
NRW.Bank (c):
0.25%, 11/19/12	1,000	999,875
0.24%, 11/26/12	1,000	999,833
Societe Generale North America, Inc.,
0.45%, 1/31/13 (c)	750	749,147
State Street Corp. (c):
0.22%, 1/08/13	1,000	999,584
0.22%, 1/10/13	1,000	999,572
Sumitomo Mitsui Trust & Banking Co. Ltd.,
0.32%, 2/11/13 (c)	1,000	999,079
Victory Receivables Corp., 0.27%, 11/27/12 (c)	1,000	999,901
Westpac Banking Corp. (c):
0.50%, 4/02/13	500	498,944
0.48%, 8/09/13	500	498,127
Total Commercial Paper — 34.9%		21,403,350

Corporate Notes — 1.0%
JPMorgan Chase Bank NA, 0.39%, 5/17/13 (b)	635	635,000

Municipal Bonds (d)
City & County of San Francisco California, COP,
FLOATS, VRDN, Series B001 (Morgan Stanley Bank
Liquidity Facility), 0.26%, 11/07/12 (e)	700	700,000
City of New York New York, GO, VRDN,
Sub-Series A-3 (Morgan Stanley Bank LOC),
0.21%, 11/07/12	1,000	1,000,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMT	Alternative Minimum Tax	LOC	Letter of Credit
		(subject to)	M/F	Multi-Family
	COP	Certificates of Participation	MRB	Mortgage Revenue Bonds
	FLOATS	Floating Rate Securities	RB	Revenue Bonds
	GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes
	HDA	Housing Development Authority

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	7

Schedule of Investments (concluded)	BlackRock Summit Cash Reserves Fund
(Percentages shown are based on Net Assets)

Municipal Bonds (d)	Par (000)	Value
Connecticut State Health & Educational Facility
Authority, Refunding RB, VRDN, Yale-New Haven
Hospital, Series K2 (JPMorgan Chase Bank LOC),
0.19%, 11/07/12	$600	$600,000
County of Pitkin Colorado, Refunding RB, VRDN,
Aspen Skiing Co. Project, Series A (JPMorgan
Chase & Co. LOC), 0.23%, 11/01/12	700	700,000
Eastern Michigan University, Refunding RB, VRDN,
General, Series A (JPMorgan Chase Bank LOC),
0.26%, 11/01/12	1,300	1,300,000
Michigan State HDA, Refunding RB, VRDN, Series D
(Fannie Mae LOC, Freddie Mac LOC),
0.19%, 11/07/12	495	495,000
New York City Industrial Development Agency, RB,
VRDN, New York Law School Project, Series A
(JPMorgan Chase Bank LOC), 0.18%, 11/07/12	550	550,000
Rhode Island Housing & Mortgage Finance Corp.,
M/F, MRB, VRDN, Groves at Johnston Project, AMT
(Freddie Mac LOC), 0.21%, 11/07/12	1,000	1,000,000
State of California, GO, VRDN, Series C-4 (JPMorgan
Chase & Co. LOC), 0.21%, 11/01/12	1,100	1,100,000
Total Municipal Bonds — 12.1%		7,445,000

US Government Sponsored Agency Obligations (b)
Fannie Mae Variable Rate Notes, 0.24%, 12/20/12	500	499,986
Freddie Mac Variable Rate Notes, 0.15%, 9/13/13	2,000	1,998,951
Total US Government Sponsored
Agency Obligations — 4.1%		2,498,937

US Treasury Obligations
US Treasury Bills (c):
0.13%, 11/29/12	1,000	999,899
0.13%, 3/07/13	1,000	999,545
0.14%, 3/21/13	500	499,728
US Treasury Notes:
3.38%, 11/30/12	1,000	1,002,578
1.38%, 2/15/13	500	501,672
2.50%, 3/31/13	1,000	1,009,578
1.38%, 5/15/13	1,000	1,006,244
Total US Treasury Obligations — 9.8%		6,019,244

Repurchase Agreements — 5.8%
Deutsche Bank Securities, Inc., 0.32%, 11/01/12
(Purchased on 10/31/12 to be repurchased at
$3,542,031, collateralized by a US Treasury Note,
2.13% due 2/15/40, par and fair values of
$2,291,300 and $3,612,843, respectively)	3,542	3,542,000
Total Investments (Cost—$61,543,571*) — 100.3%		61,543,571
Liabilities in Excess of Other Assets — (0.3)%		(185,096)
Net Assets — 100.0%		$61,358,475

*	Cost for federal income tax purposes.
(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term
Securities[1]	—	$ 61,543,571	—	$ 61,543,571

1 See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, cash of $616 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	Ready Assets U.S. Treasury Money Fund
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.09%—0.11%, 11/01/12	$50,897	$50,897,000
0.10%—0.12%, 11/08/12	47,000	46,998,958
0.12%—0.13%, 11/15/12	40,077	40,075,093
0.08%—0.13%, 11/23/12	61,659	61,654,647
0.12%, 12/27/12	1,063	1,062,800
0.09%, 1/03/13	10,000	9,998,425
0.11%, 1/24/13	10,000	9,997,550
0.14%, 1/31/13	10,000	9,996,461
0.14%, 3/07/13	10,000	9,995,100
0.14%, 3/14/13	10,000	9,994,828
0.14%, 3/21/13	10,000	9,994,750
0.14%, 3/28/13	10,000	9,994,283
0.14%, 4/04/13	10,000	9,994,011
0.15%, 4/11/13	10,000	9,993,515
0.15%, 4/18/13	10,000	9,993,000
0.17%, 5/02/13	10,000	9,991,709
US Treasury Notes:
4.00%, 11/15/12	10,000	10,014,664
3.38%, 11/30/12	10,000	10,025,573
1.38%, 1/15/13	10,000	10,025,054
0.63%, 1/31/13	9,800	9,811,335
1.38%, 2/15/13	4,000	4,014,118
Total US Treasury Obligations — 99.8%		354,522,874
Total Investments (Cost — $354,522,874*) — 99.8%		354,522,874
Other Assets Less Liabilities — 0.2%		704,988
Net Assets — 100.0%		$355,227,862

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury
Obligations	—	$354,522,874	—	$354,522,874

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, cash of $214,951 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	9

Schedule of Investments October 31, 2012 (Unaudited)	Ready Assets U.S.A. Government Money Fund
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.14%, 4/04/13	$3,000	$2,998,203
0.15%, 4/11/13	2,000	1,998,703
US Treasury Notes:
1.13%, 12/15/12	3,400	3,403,838
0.63%, 1/31/13	2,000	2,002,233
3.88%, 2/15/13	2,000	2,021,329
1.38%, 3/15/13	2,000	2,008,664
1.75%, 4/15/13	3,500	3,524,894
3.13%, 4/30/13	2,000	2,029,159
3.50%, 5/31/13	2,000	2,038,270
1.13%, 6/15/13	2,940	2,956,831
0.38%, 6/30/13	1,000	1,001,223
3.38%, 7/31/13	2,000	2,047,494
0.88%, 8/15/13	1,000	1,004,321
Total US Treasury Obligations — 34.0%		29,035,162

Repurchase Agreements
Citigroup Global Markets, Inc., 0.27%, 11/01/12
(Purchased on 10/31/12 to be repurchased at
$12,000,140, collateralized by a US Treasury
Bond, 2.13% due 2/15/41, par and fair values of
$7,803,400 and $12,240,143, respectively)	12,000	12,000,000
Credit Suisse Securities (USA) LLC, 0.25%,
11/01/12 (Purchased on 10/31/12 to be
repurchased at $9,368,065, collateralized by a US
Treasury Note, 2.00% due 1/15/16, par and fair
values of $7,360,000 and $9,558,206,
respectively)	9,368	9,368,000
Deutsche Bank Securities, Inc., 0.28%, 11/01/12
(Purchased on 10/31/12 to be repurchased at
$12,000,093, collateralized by a US Treasury
Note, 4.13% due 5/15/15, par and fair values of
$10,988,000 and $12,240,012, respectively)	12,000	12,000,000
HSBC Securities (USA), Inc., 0.26%, 11/01/12
(Purchased on 10/31/12 to be repurchased at
$10,000,072, collateralized by various US
Treasury Notes, 2.13%–2.63% due 7/15/17–
1/15/19, par and fair values of $7,644,500 and
$10,206,537, respectively)	10,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.27%,
11/01/12 (Purchased on 10/31/12 to be
repurchased at $12,000,090, collateralized by a
US Treasury Bill, 0.00% due 1/10/13, par and fair
values of $12,242,300 and $12,240,096,
respectively)	12,000	12,000,000
Total Repurchase Agreements — 64.9%		55,368,000
Total Investments (Cost — $84,403,162*) — 98.9%		84,403,162
Other Assets Less Liabilities — 1.1%		901,634
Net Assets — 100.0%		$85,304,796

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury
Obligations	—	$ 29,035,162	—	$ 29,035,162
Repurchase
Agreements	—	55,368,000	—	55,368,000
Total	—	$ 84,403,162	—	$ 84,403,162

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, cash of $1,937,985 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Assets and Liabilities

October 31, 2012 (Unaudited)	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Assets
Investments at value — unaffiliated[1]	$58,001,571	$354,522,874	$29,035,162
Repurchase agreements at value — unaffiliated[2]	3,542,000	—	55,368,000
Cash	616	214,951	1,937,985
Investments sold receivable	—	19,994,040	—
Capital shares sold receivable	76,284	492,555	2,450,656
Interest receivable.	37,117	394,653	103,052
Receivable from advisor	—	79,420	45,872
Prepaid expenses	265	1,198	1,394
Total assets	61,657,853	375,699,691	88,942,121

Liabilities
Investments purchased payable	—	19,988,170	—
Capital shares redeemed payable	256,784	405,512	3,564,839
Other affiliates payable	862	3,531	810
Officer’s and Trustees’ fees payable	1,236	652	—
Other accrued expenses payable	40,496	73,964	71,676
Total liabilities	299,378	20,471,829	3,637,325
Net Assets	$61,358,475	$355,227,862	$85,304,796

Net Assets Consist of
Paid-in capital	$61,357,783	$355,206,763	$85,297,109
Undistributed net investment income	11	23	22
Accumulated net realized gain	681	21,076	7,665
Net Assets	$61,358,475	$355,227,862	$85,304,796

Net Asset Value
Investor A — Based on net assets of $45,399,257 and 45,399,110 shares outstanding,
unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Investor B — Based on net assets of $15,959,218 and 15,958,674 shares outstanding,
unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Based on net assets of $355,227,862 and 355,206,763 shares outstanding,
unlimited number of shares authorized, $0.10 par value	—	$1.00	—
Based on net assets of $85,304,796 and 85,297,109 shares outstanding,
unlimited number of shares authorized, $0.10 par value	—	—	$1.00
[1] Investments at cost — unaffiliated	$58,001,571	$354,522,874	$29,035,162
[2] Repurchase agreements at cost — unaffiliated	$3,542,000	—	$55,368,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	11

Statements of Operations

Six Months Ended October 31, 2012 (Unaudited)	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Investment Income

Interest	$97,614	$195,208	$77,516

Expenses
Investment advisory	159,686	910,985	194,936
Distribution and service fees	—	228,290	54,290
Distribution fees — Investor B	66,624	—	—
Transfer agent	—	29,586	32,110
Transfer agent — Investor A	20,400	—	—
Transfer agent — Investor B	9,886	—	—
Professional	41,307	53,201	45,853
Registration	24,534	9,572	12,280
Printing	16,825	17,405	12,097
Accounting services.	9,694	16,471	6,039
Custodian	8,045	7,135	11,529
Officer and Trustees	3,116	6,958	2,471
Miscellaneous.	8,305	8,882	6,732
Total expenses	368,422	1,288,485	378,337
Less fees waived by Manager	(159,686)	(865,054)	(194,936)
Less distribution and service fees waived.	—	(228,290)	(54,290)
Less other expenses reimbursed by Manager	(14,225)	—	(51,611)
Less distribution fees reimbursed — Investor B	(66,624)	—	—
Less transfer agent fees waived and/or reimbursed — Investor A	(20,400)	—	—
Less transfer agent fees waived and/or reimbursed — Investor B	(9,886)	—	—
Total expenses after fees waived and/or reimbursed	97,601	195,141	77,500
Net investment income	13	67	16

Realized Gain
Net realized gain from investments	167	16,125	4,631
Net Increase in Net Assets Resulting from Operations	$180	$16,192	$4,647

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income	$13	$39
Net realized gain	167	661
Net increase in net assets resulting from operations	180	700

Dividends and Distributions to Shareholders From[1]
Net investment income:
Investor A	(9)	(20)
Investor B	(4)	(8)
Net realized gain:
Investor A	—	(213)
Investor B	—	(135)
Decrease in net assets resulting from dividends and distributions to shareholders	(13)	(376)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(5,676,274)	11,328,941

Net Assets
Total increase (decrease) in net assets	(5,676,107)	11,329,265
Beginning of period	67,034,582	55,705,317
End of period	$61,358,475	$67,034,582
Undistributed net investment income	$11	$11

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	13

Statements of Changes in Net Assets

	Ready Assets U.S. Treasury Money Fund		Ready Assets U.S.A. Government Money Fund
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income.	$67	$154	$16	$52
Net realized gain	16,125	7,389	4,631	3,034
Net increase in net assets resulting from operations	16,192	7,543	4,647	3,086

Dividends and Distributions to Shareholders From [1]
Net investment income.	(67)	(131)	(16)	(30)
Net realized gain	—	(5,640)	—	(648)
Decrease in net assets resulting from dividends and distributions
to shareholders	(67)	(5,771)	(16)	(678)

Capital Share Transactions
Net proceeds from sale of shares	58,497,731	322,697,381	132,160,405	246,176,979
Reinvestment of dividends and distributions	—	5,680	—	649
Cost of shares redeemed	(67,441,823)	(234,156,501)	(131,668,181)	(230,383,044)
Net increase (decrease) in net assets derived from capital share transactions	(8,944,092)	88,546,560	492,224	15,794,584

Net Assets
Total increase (decrease) in net assets	(8,927,967)	88,548,332	496,855	15,796,992
Beginning of period	364,155,829	275,607,497	84,807,941	69,010,949
End of period	$355,227,862	$364,155,829	$85,304,796	$84,807,941
Undistributed net investment income	$23	$23	$22	$22

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Summit Cash Reserves Fund

	Investor A
	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30,			Period June 1, 2008 to April 30, 2009	Year Ended May 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0000	0.0003	0.0138	0.0382	0.0433
Net realized gain	—	—	0.0001	—	0.0000	0.0001	0.0008
Net increase from investment operations	0.0000	0.0000	0.0001	0.0003	0.0138	0.0383	0.0441
Dividends and distributions from:[4]
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0003)	(0.0138)	(0.0382)	(0.0433)
Net realized gain	—	—	(0.0001)	—	—	—	(0.0000)
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0003)	(0.0138)	(0.0382)	(0.0433)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]	0.00%	0.01%	0.03%	1.39%[2]	3.88%	4.42%

Ratios to Average Net Assets
Total expenses	0.94%[3]	0.85%	0.92%	0.90%	0.82%[3]	0.93%	0.91%
Total expenses after fees waived and/or reimbursed	0.31%[3]	0.27%	0.40%	0.48%	0.81%[3]	0.93%	0.91%
Net investment income	0.00%[3]	0.00%	0.00%	0.02%	1.48%[3]	3.73%	4.33%

Supplemental Data
Net assets, end of period (000)	$45,399	$48,172	$41,160	$47,903	$78,659	$43,021	$36,506

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	15

Financial Highlights (concluded)	BlackRock Summit Cash Reserves Fund

		Investor B
	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30,			Period June 1, 2008 to April 30, 2009	Year Ended May 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0000	0.0003	0.0082	0.0301	0.0355
Net realized gain	—	—	0.0001	—	0.0000	0.0000	0.0014
Net increase from investment operations	0.0000	0.0000	0.0001	0.0003	0.0082	0.0301	0.0369
Dividends and distributions from:[4]
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0003)	(0.0082)	(0.0301)	(0.0355)
Net realized gain	—	—	(0.0001)	—	—	—	(0.0000)
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0003)	(0.0082)	(0.0301)	(0.0355)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]	0.00%	0.01%	0.03%	0.83%[2]	3.05%	3.61%

Ratios to Average Net Assets
Total expenses	1.71%[3]	1.61%	1.72%	1.66%	1.59%[3]	1.73%	1.69%
Total expenses after fees waived and/or reimbursed	0.31%[3]	0.27%	0.41%	0.50%	1.37%[3]	1.73%	1.69%
Net investment income	0.00%[3]	0.00%	0.00%	0.01%	0.81%[3]	3.01%	3.54%

Supplemental Data
Net assets, end of period (000)	$15,959	$18,862	$14,546	$22,642	$51,612	$20,470	$24,078

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	Ready Assets U.S. Treasury Money Fund

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30,			Period December 1, 2008 to April 30, 2009	Year Ended November 30,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	—	—	0.0004	0.0155	0.0410
Net realized loss	—	—	—	—	—	—	(0.0001)
Net increase from investment operations	0.0000	0.0000	—	0.0000	0.0004	0.0155	0.0409
Dividends from net investment income[4]	(0.0000)	(0.0000)	—	(0.0003)	(0.0004)	(0.0155)	(0.0410)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]	0.00%	0.00%	0.03%	0.04%[2]	1.55%	4.19%

Ratios to Average Net Assets
Total expenses	0.71%[3]	0.71%	0.72%	0.71%	0.75%[3]	0.73%	0.93%
Total expenses after fees waived and/or reimbursed	0.11%[3]	0.04%	0.16%	0.19%	0.32%[3]	0.38%	0.58%
Net investment income	0.00%[3]	0.00%	0.00%	0.00%	0.10%[3]	1.00%	3.91%

Supplemental Data
Net assets, end of period (000)	$355,228	$364,156	$275,607	$409,720	$757,073	$1,007,701	$148,902

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	17

Financial Highlights	Ready Assets U.S.A. Government Money Fund

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30,			Period December 1, 2008 to April 30, 2009	Year Ended November 30,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	—	—	0.0013	0.0234	0.0437
Net realized gain	—	—	—	—	—	—	0.0001
Net increase from investment operations	0.0000	0.0000	—	0.0000	0.0013	0.0234	0.0438
Dividends from net investment income[4]	(0.0000)	(0.0000)	—	(0.0001)	(0.0013)	(0.0234)	(0.0437)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]	0.00%	0.00%	0.01%	0.14%[2]	2.40%	4.42%

Ratios to Average Net Assets
Total expenses	0.87%[3]	0.82%	0.93%	0.91%	0.87%[3]	0.88%	0.93%
Total expenses after fees waived and/or reimbursed	0.18%[3]	0.11%	0.19%	0.22%	0.49%[3]	0.88%	0.93%
Net investment income	0.00%[3]	0.00%	0.00%	0.00%	0.17%[3]	2.31%	4.37%

Supplemental Data
Net assets, end of period (000)	$85,305	$84,808	$69,011	$109,425	$176,812	$128,989	$122,474

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Summit Cash Reserves Fund (“Summit Cash”) of BlackRock Financial Institutions Series Trust (the “Trust”), Ready Assets U.S. Treasury Money Fund (“U.S. Treasury”) and Ready Assets U.S.A Government Money Fund (“U.S.A. Government”) (each a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds are organized as Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. Summit Cash’s Investor A and Investor B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Investor B Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: Summit Cash and U.S.A. Government may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US Federal tax returns remains open for each of the following periods:

	Year Ended	Period Ended
Summit Cash	April 30, 2012	April 30, 2009
April 30, 2011
April 30, 2010
U.S Treasury	April 30, 2012	April 30, 2009
April 30, 2011
April 30, 2010
U.S.A. Government	April 30, 2012	April 30, 2009
April 30, 2011
April 30, 2010

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	19

Notes to Financial Statements (continued)

years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses pro rated to Summit Cash are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

U.S Treasury, U.S.A. Government and the Trust, on behalf of Summit Cash, entered into separate Investment Advisory Agreements with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Summit Cash	0.50%
U.S. Treasury	0.50%
U.S.A. Government	0.45%

For U.S. Treasury, the Manager voluntarily agreed to waive 0.35% of its investment advisory fee, resulting in an annual fee of 0.15% of the average daily net assets of the Fund. The Manager may discontinue or reduce this waiver at any time without notice. For the six months ended October 31, 2012, the Manager waived $637,700 pursuant to this agreement, which is included in fees waived by the Manager in the Statements of Operations.

For the six months ended October 31, 2012, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Summit Cash	$549
U.S. Treasury	$2,014
U.S.A. Government	$458

U.S. Treasury and U.S.A. Government entered into a Distribution Agreement and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. The Trust, on behalf of Summit Cash, entered into a Distribution Agreement and Distribution Plan for Investor B Shares with BRIL. Pursuant to the Investor B Distribution Plan and Shareholder Servicing Plans, as applicable, and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing distribution and/or service fees. The fees are accrued daily and paid monthly based upon each Fund’s average daily net assets at the following annual rates:

Summit Cash — Investor B	0.750%
U.S Treasury	0.125%
U.S.A. Government	0.125%

The Manager and BRIL voluntarily agreed to waive management and distribution fees and reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by Manager, distribution and service fees waived, distribution fees reimbursed—class specific, transfer agent fees waived and/or reimbursed—class specific, and other expenses reimbursed by Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

For the six months ended October 31, 2012, affiliates of Summit Cash received CDSCs as follows:

Investor A	$1,046
Investor B	$5,311

The Manager maintains a call center, which is responsible for providing certain shareholder services to Summit Cash, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended October 31, 2012, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Investor A	$582
Investor B	$242

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (concluded)

Certain officers and/or trustees of the Trust, U.S. Treasury and U.S.A Government are officers and/or directors of BlackRock or its affiliates. Each Fund reimburses the Manager for a portion of the compensation paid to the applicable Chief Compliance Officer.

3. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Six Months Ended October 31, 2012	Year Ended April 30, 2012
Investor A
Shares sold	6,435,495	60,568,115
Shares issued to shareholders in
reinvestment of dividends and
distributions	—	10
Shares redeemed	(9,208,697)	(53,555,771)
Net increase (decrease)	(2,773,202)	7,012,354

Investor B
Shares sold	3,804,935	25,268,720
Shares issued to shareholders in
reinvestment of dividends and
distributions	—	7
Shares redeemed	(6,708,007)	(20,952,140)
Net increase (decrease)	(2,903,072)	4,316,587
Total Net Increase (Decrease)	(5,676,274)	11,328,941

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	21

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Financial Institutions Series Trust (“Financial Institutions Series Trust”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of Financial Institutions Series Trust’s investment advisory agreement (the “Financial Institutions Series Trust Agreement”) with BlackRock, its investment advisor, with respect to BlackRock Summit Cash Reserves Fund, a series of the Trust (“Summit Cash Reserves Fund”).

The Board of Trustees of Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of U.S. Treasury Money Fund’s investment advisory agreement (the “U.S. Treasury Money Fund Agreement”) with BlackRock, its investment advisor.

The Board of Trustees of Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of U.S.A. Government Money Fund’s investment advisory agreement (the “U.S.A. Government Money Fund Agreement”) with BlackRock Advisors, LLC (“BlackRock”), its investment advisor.

Financial Institutions Series Trust (with respect to Summit Cash Reserves Fund), U.S. Treasury Money Fund and U.S.A. Government Money Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Financial Institutions Series Trust Agreement, the U.S. Treasury Money Fund Agreement and the U.S.A. Government Money Fund Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity, the Board of Trustees of Financial Institutions Series Trust, the Board of Trustees of U.S. Treasury Money Fund and the Board of Trustees of U.S.A. Government Money Fund, which are comprised of the same fourteen individuals, are herein referred to individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members.”

Activities and Composition of the Boards

Each Board consists of fourteen individuals, twelve of whom are not “interested persons” of any Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Boards are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the compliance of each Fund with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Boards considered the importance of: managing fixed

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements (continued)

income assets with a view toward preservation of capital; portfolio managers’ investments in the funds they manage; BlackRock’s controls surrounding the coding of quantitative investment models; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with their independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meetings.

At an in-person meeting held on May 15-16, 2012, the Board of U.S.A. Government Money Fund, the Board of U.S. Treasury Money Fund and the Board of Financial Institutions Series Trust, in each case including all the Independent Board Members, unanimously approved the continuation of the relevant Agreement between BlackRock and the pertinent Fund for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares and securities lending, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the applicable Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	23

Disclosure of Investment Advisory Agreements (continued)

necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 17, 2012 meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review their methodology. Each Board and each Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

The Board of U.S. Treasury Money Fund noted that, in general, the Fund performed within the one basis point threshold of its Lipper Performance Universe Peer median for the one-year period reported, and the Fund performed at or above the Peer median of its Lipper Performance Universe in either the three- or five-year period reported.

The Board of U.S.A. Government Money Fund noted that the Fund performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Fund performed within one basis point of its Peer median for the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the Fund’s investment parameters strongly resemble a fund that invests principally in U.S. Treasury obligations, while being measured against a Lipper Peer Universe that largely invests in other types of higher yielding agency securities that are ineligible for investment by the Fund.

The Board of Financial Institutions Series Trust noted that Summit Cash Reserves Fund performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Fund performed within one basis point of its Peer median for the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the Fund remained focused on capital preservation and liquidity, which contributed to relative underperformance. Government securities have typically been used to extend the portfolio’s average weighted maturity in an effort to augment the quality, liquidity and diversification of the Fund in light of various factors, including: market volatility related to Europe’s debt crisis; an ongoing decline in eligible supply; and an increase in negative rating activity by the nationally recognized statistical rating organizations (NRSROs). The Fund’s conservative approach, along with the decline in the supply of eligible investments for the Fund, has contributed to the underperformance.

The Board of each of U.S.A. Government Money Fund and Financial Institutions Series Trust and BlackRock discussed BlackRock’s strategy for improving the performance of U.S.A. Government Money Fund and Summit Cash Reserves Fund and BlackRock’s commitment to providing the resources necessary to assist these Funds’ portfolio managers and to improve their performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with the other funds in its Lipper category. Each Board also compared the applicable Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Boards considered, among other things, certain

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements (concluded)

third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by that Board.

The Boards noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administrative fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of U.S. Treasury Money Fund also noted that BlackRock has voluntarily agreed to waive a portion of the advisory fees for that Fund.

The Boards additionally noted that BlackRock and the Funds’ distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain minimum levels of daily net investment income. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the applicable Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of U.S.A. Government Money Fund, including all the Independent Board Members, unanimously approved the continuation of the U.S.A. Government Money Fund Agreement between BlackRock and the Fund for a one-year term ending June 30, 2013. The Board of U.S. Treasury Money Fund, including all the Independent Board Members, unanimously approved the continuation of the U.S. Treasury Money Fund Agreement between BlackRock and the Fund for a one-year term ending June 30, 2013. The Board of Financial Institutions Series Trust, including all the Independent Board Members, unanimously approved the continuation of the Financial Institutions Series Trust Agreement between BlackRock and the Trust, with respect to Summit Cash Reserves Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the applicable Agreement were fair and reasonable and in the best interest of the pertinent Fund and its shareholders. In arriving at their decisions to approve the applicable Agreement, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	25

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee
Rodney D. Johnson, Co-Chairman of the Board and Trustee
Paul L. Audet, President1 and Trustee
David O. Beim, Trustee
Henry Gabbay, Trustee
Dr. Matina S. Horner, Trustee
Herbert I. London, Trustee
Ian A. MacKinnon, Trustee2
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Trustee
Robert C. Robb, Jr., Trustee
Toby Rosenblatt, Trustee
Kenneth L. Urish, Trustee
Frederick W. Winter, Trustee
John M. Perlowski, President3 and Chief Executive Officer4
Richard Hoerner, CFA, Vice President
Brendan Kyne, Vice President
Simon Mendelson, Vice President
Christopher Stavrakos, CFA, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
   Anti-Money Laundering Officer
Benjamin Archibald, Secretary5

[1]	President of the Trust.
[2]	Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust/Funds.
[3]	President of the Funds.
[4]	Chief Executive Officer of the Trust/Funds.
[5]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust/Funds and Benjamin Archibald became Secretary of the Trust/Funds.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agents
BNY Mellon Investment Servicing (US) Inc.6
Wilmington, DE 19809

Financial Data Services, Inc.7
Jacksonville, FL 32246

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[6]	For BlackRock Summit Cash Reserves Fund.
[7]	For Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Fund.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website (http://www.blackrock.com/ moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210 for Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund or the Fund at (800) 441-7762 for BlackRock Summit Cash Reserves Fund.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#SUMMITMM-10/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
(a)(2) –	Certifications – Attached hereto
(a)(3) –	Not Applicable
(b) –	Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ready Assets U.S.A. Government Money Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets U.S.A. Government Money Fund

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets U.S.A. Government Money Fund

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Ready Assets U.S.A. Government Money Fund

Date: January 3, 2013

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